Exhibit 99.1

Insperity Announces Fourth Quarter and Full Year Results

•	Q4 adjusted EBITDA increases 22% over 2013

•	Q4 adjusted EPS up 46% over 2013 to $0.35

•	Q4 sequential increase in paid worksite employees accelerates to 4%

•	Q4 gross profit increases 13% on 7% revenue growth

•	Over $90 million returned to stockholders in 2014 through dividends and share repurchases

HOUSTON – Feb. 10, 2015 – Insperity, Inc. (NYSE: NSP), a leading provider of human resources and business performance solutions for America’s best businesses, today reported results for the fourth quarter and year ended Dec. 31, 2014. For the fourth quarter, the company reported adjusted EBITDA of $22.6 million, a 22.4% increase over the fourth quarter 2013. Adjusted net income was $8.9 million and adjusted diluted earnings per share were $0.35, a 45.8% increase over the fourth quarter of 2013. Reported fourth quarter GAAP net income and earnings per share were $8.2 million and $0.27, respectively.

“Our successful fall selling and retention campaign has reestablished momentum in growth and profitability and set Insperity up for double digit unit growth in 2015,” said Paul J. Sarvadi, Insperity chairman and chief executive officer. “Our long-term strategy to offer a wide array of business performance solutions to establish a broader platform for growth is now in place and producing excellent results.”

Fourth Quarter Results

Revenues for the fourth quarter of 2014 increased 7.0% over the fourth quarter of 2013 on a 4.6% increase in the average number of worksite employees paid per month. All three drivers to worksite employee growth including sales, client retention and net hiring in our client base, improved over the fourth quarter of 2013.

The 22.4% increase in adjusted EBITDA over the fourth quarter of 2013 resulted from a 12.6% increase in gross profit on a 6.3% increase in operating expenses.

Full Year Results

For the year ended Dec. 31, 2014, the company had adjusted EBITDA of $84.1 million and adjusted diluted earnings per share of $1.19. Reported 2014 GAAP net income was $28.0 million, or $1.05 per share.

Revenues in 2014 were $2.4 billion, an increase of 4.5% over 2013 on a 2.5% increase in the average number of worksite employees paid per month. Sequential quarterly increases in worksite employees accelerated throughout 2014, from 1.6% in the second quarter to 2.6% in the third quarter and 4.0% in the fourth quarter. Gross profit for the year ended Dec. 31, 2014 increased 2.7% to $403.8 million.

“Adjusted EBITDA and earnings per share exceeded our initial budget going into 2014 as we effectively managed our direct costs and operating expenses while accelerating unit growth,” said Douglas S. Sharp, senior vice-president of finance, chief financial officer and treasurer.

Cash outlays in 2014 included the repurchase of 693,262 shares at a cost of $20.8 million and dividends totaling $69.5 million, including both our regular quarterly dividend and the $2 per share special dividend declared in December. Working capital at Dec. 31, 2014, was $73.1 million.

Other Matters

Separately, the company renewed its revolving credit facility on February 6, 2015. The facility has been increased to $125 million and matures in February 2020. It is available for general corporate purposes and is subject to various covenants that are customary for facilities of this nature.

2015 Guidance

	Q1 2015			Full Year 2015

Average WSEEs	138,300	—	138,900	144,000	—	146,400
Year-over-year increase	9.5%	—	10%	10%	—	12%

Adjusted EPS	$0.65	—	$0.68	$1.82	—	$1.92
Year-over-year increase	51%	—	59%	26%	—	32%

Adjusted EBITDA (in millions)	$33.5	—	$35.0	$101.0	—	$105.0
Year-over-year increase	37%	—	44%	20%	—	25%

Definition of Key Metrics

Average WSEEs - Determined by calculating the company’s cumulative worksite employees paid during the period divided by the number of months in the period.
Adjusted EPS - Represents diluted net income per share computed in accordance with GAAP, excluding the impact of non-cash impairment charges, dividends exceeding earnings and stock-based compensation. Note that beginning in 2015, the company will begin adjusting for stock-based compensation when reporting Adjusted EPS.

Adjusted EBITDA - Represents net income computed in accordance with GAAP, plus interest expense, income taxes, depreciation, amortization, stock-based compensation and non-cash impairment charges.
Insperity will be hosting a conference call today at 10 a.m. ET to discuss these results, give guidance for the first quarter and full year 2015 and answer questions from investment analysts. To listen in, call 877-651-0053 and use conference i.d. number 64752796. The call will also be webcast at http://ir.insperity.com. The conference call script and company guidance will be available at the same website later today. A replay of the conference call will be available at 855-859-2056, conference i.d. 64752796, for one week. The webcast will be archived for one year.

Insperity, a trusted advisor to America’s best businesses for more than 28 years, provides an array of human resources and business solutions designed to help improve business performance. Insperity® Business Performance Advisors offer the most comprehensive suite of products and services available in the marketplace. Insperity delivers administrative relief, better benefits, reduced liabilities and a systematic way to improve productivity through its premier Workforce Optimization® solution.  Additional company offerings include Human Capital Management, Payroll Services, Time and Attendance, Performance Management, Organizational Planning, Recruiting Services, Employment Screening, Financial Services, Expense Management, Retirement Services and Insurance Services. Insperity business performance solutions support more than 100,000 businesses with over 2 million employees. With 2014 revenues of $2.4 billion, Insperity operates in 57 offices throughout the United States.  For more information, visit http://www.insperity.com.

The statements contained herein that are not historical facts are forward-looking statements within the meaning of the federal securities laws (Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934). You can identify such forward-looking statements by the words “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “likely,” “possibly,” “probably,” “goal,” “opportunity,” “objective,” “target,” “assume,” “outlook,” “guidance,” “predicts,” “appears,” “indicator” and similar expressions. Forward-looking statements involve a number of risks and uncertainties. In the normal course of business, Insperity, Inc., in an effort to help keep our stockholders and the public informed about our operations, may from time to time issue such forward-looking statements, either orally or in writing. Generally, these statements relate to business plans or strategies, projected or anticipated benefits or other consequences of such plans or strategies, or projections involving anticipated revenues, earnings, unit growth, profit per worksite employee, pricing, operating expenses or other aspects of operating results. We base the forward-looking statements on our expectations, estimates and projections at the time such statements are made. These statements are not guarantees of future performance and involve risks and uncertainties that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Therefore, the actual results of the future events described in such forward-looking statements could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are: (i) adverse economic conditions; (ii) regulatory and tax developments and possible adverse application of various federal, state and local regulations; (iii) the ability to secure competitive replacement contracts for health insurance and workers’ compensation contracts at expiration of current contracts; (iv) increases in health insurance costs and workers’ compensation rates and underlying claims trends, health care reform, financial solvency of workers’ compensation carriers, other insurers or financial institutions, state unemployment tax rates, liabilities for employee and client actions or payroll-related claims; (v) failure to manage growth of our operations and the effectiveness of our sales and marketing efforts; (vi) the competitive environment in the PEO industry may impact growth and/or profitability; (vii) our liability for worksite employee payroll, payroll taxes and benefits costs; (viii) our liability for disclosure of sensitive or private information; (ix) our ability to integrate or realize expected returns on our acquisitions; (x) failure of our information technology systems; (xi) an adverse final judgment or settlement of claims against Insperity; and (xii) the actions of certain stockholders could disrupt our business. These factors are discussed in further detail in Insperity’s filings with the U.S. Securities and Exchange Commission. Any of these factors, or a combination of such factors, could materially affect the results of our operations and whether forward-looking statements we make ultimately prove to be accurate.

Except to the extent otherwise required by federal securities law, we do not undertake any obligation to update our forward-looking statements to reflect events or circumstances after the date they are made or to reflect the occurrence of unanticipated events.

Insperity, Inc.
Summary Financial Information
(in thousands, except per share amounts and statistical data)

	Dec. 31,	Dec. 31,
	2014	2013
Assets:
Cash and cash equivalents	$276,456	$225,755
Restricted cash	44,040	51,928
Marketable securities	28,631	46,340
Accounts receivable, net	175,116	210,009
Prepaid insurance	21,301	10,638
Other current assets	17,649	12,053
Income taxes receivable	—	409
Deferred income taxes	6,316	8,185
Total current assets	569,509	565,317

Property and equipment, net	84,345	86,415
Prepaid health insurance	9,000	9,000
Deposits	117,634	85,578
Goodwill and other intangible assets, net	14,457	18,434
Other assets	1,725	1,816
Total assets	$796,670	$766,560

Liabilities and Stockholder's Equity:
Accounts payable	$4,674	$2,678
Payroll taxes and other payroll deductions payable	176,341	165,604
Accrued worksite employee payroll cost	192,396	173,801
Accrued health insurance costs	18,329	5,103
Accrued workers’ compensation costs	45,592	52,930
Accrued corporate payroll and commissions	32,644	21,611
Other accrued liabilities	22,444	14,960
Income taxes payable	4,031	—
Total current liabilities	496,451	436,687

Accrued workers’ compensation costs	92,048	68,905
Deferred income taxes	4,075	7,696
Total noncurrent liabilities	96,123	76,601

Stockholders’ equity:
Common stock	308	308
Additional paid-in capital	137,769	135,653
Treasury stock, at cost	(148,465)	(138,688)
Accumulated other comprehensive income, net of tax	3	29
Retained earnings	214,481	255,970
Total stockholders’ equity	204,096	253,272
Total liabilities and stockholders’ equity	$796,670	$766,560

Insperity, Inc.
Summary Financial Information (continued)
(in thousands, except per share amounts and statistical data)

	Three months ended Dec. 31,			Year ended Dec. 31,
	2014	2013	Change	2014	2013	Change
Operating results:
Revenues (gross billings of $3.956 billion, $3.726 billion, $14.187 billion and $13.462 billion, less worksite employee payroll cost of $3.360 billion, $3.169 billion, $11.829 billion and $11.206 billion, respectively)	$595,865	$557,133	7.0%	$2,357,788	$2,256,112	4.5%
Direct costs:
Payroll taxes, benefits and workers’ compensation costs	494,506	467,155	5.9%	1,953,983	1,862,861	4.9%
Gross profit	101,359	89,978	12.6%	403,805	393,251	2.7%

Operating expenses:
Salaries, wages and payroll taxes	51,873	43,747	18.6%	200,118	181,444	10.3%
Stock-based compensation	2,707	2,752	(1.6)%	11,053	11,103	(0.5)%
Commissions	4,532	4,232	7.1%	15,285	14,581	4.8%
Advertising	4,001	4,552	(12.1)%	22,183	23,795	(6.8)%
General and administrative expenses	18,475	19,107	(3.3)%	82,618	81,699	1.1%
Impairment charges	1,202	3,342	(64.0)%	3,687	3,342	10.3%
Depreciation and amortization	5,560	5,372	3.5%	21,387	21,064	1.5%
Total operating expenses	88,350	83,104	6.3%	356,331	337,028	5.7%
Operating income	13,009	6,874	89.2%	47,474	56,223	(15.6)%
Other income (expense):
Interest, net	26	3	766.7%	106	158	(32.9)%
Other, net	27	19	42.1%	47	(2,649)	(101.8)%
Income before income tax expense	13,062	6,896	89.4%	47,627	53,732	(11.4)%
Income tax expense	4,898	1,607	204.8%	19,623	21,700	(9.6)%
Net income	$8,164	$5,289	54.4%	$28,004	$32,032	(12.6)%
Less distributed and undistributed earnings allocated to participating securities	(1,572)	(150)	948.0%	(2,002)	(916)	118.6%
Net income allocated to common shares	$6,592	$5,139	28.3%	$26,002	$31,116	(16.4)%
Basic net income per share of common stock	$0.27	$0.21	28.6%	$1.05	$1.25	(16.0)%
Diluted net income per share of common stock	$0.27	$0.21	28.6%	$1.05	$1.25	(16.0)%

Insperity, Inc.
Summary Financial Information (continued)
(in thousands, except per share amounts and statistical data)

	Three months ended Dec. 31,			Year ended Dec. 31,
	2014	2013	Change	2014	2013	Change

Statistical Data:
Average number of worksite employees paid per month	136,764	130,732	4.6%	130,718	127,517	2.5%
Revenues per worksite employee per month (1)	$1,452	$1,420	2.3%	$1,503	$1,474	2.0%
Gross profit per worksite employee per month	247	229	7.9%	257	257	—
Operating expenses per worksite employee per month	215	212	1.4%	227	220	3.2%
Operating income per worksite employee per month	32	18	77.8%	30	37	(18.9)%
Net income per worksite employee per month	20	13	53.8%	18	21	(14.3)%

(1) Gross billings of $9,642, $9,501, $9,044 and $8,797 per worksite employee per month, less payroll cost of $8,190, $8,081, $7,541 and $7,323 per worksite employee per month, respectively.

Insperity, Inc.
Summary Financial Information (continued)
(in thousands, except per share amounts and statistical data)
(Unaudited)

GAAP to Non-GAAP Reconciliation Tables

	Three months ended			Year ended
	Dec. 31,			Dec. 31,
	2014	2013	Change	2014	2013	Change

Payroll cost (GAAP)	$3,360,329	$3,169,120	6.0%	$11,829,133	$11,205,652	5.6%
Less: Bonus payroll cost	561,259	567,780	(1.1)%	1,509,010	1,274,575	18.4%
Non-bonus payroll cost	$2,799,070	$2,601,340	7.6%	$10,320,123	$9,931,077	3.9%

Payroll cost per worksite employee per month (GAAP)	$8,190	$8,081	1.3%	$7,541	$7,323	3.0%
Less: Bonus payroll cost per worksite employee per month	1,368	1,448	(5.5)%	962	833	15.5%
Non-bonus payroll cost per worksite employee per month	$6,822	$6,633	2.8%	$6,579	$6,490	1.4%

Non-bonus payroll cost represents payroll cost excluding the impact of bonus payrolls paid to the company’s worksite employees. Bonus payroll cost varies from period to period, but has no direct impact to the company’s ultimate workers’ compensation costs under the current program. As a result, Insperity management refers to non-bonus payroll cost in analyzing, reporting and forecasting the company’s workers’ compensation costs.

	Three months ended			Year ended
	Dec. 31,			Dec. 31,
	2014	2013	Change	2014	2013	Change

Operating expenses (GAAP)	$88,350	$83,104	6.3%	$356,331	$337,028	5.7%
Impairment charge	1,202	3,342	(64.0)%	3,687	3,342	10.3%
Adjusted operating expenses	$87,148	$79,762	9.3%	$352,644	$333,686	5.7%

Adjusted operating expenses represent operating expenses excluding the impact of impairment charges.

	Three months ended			Year ended
	Dec. 31,			Dec. 31,
	2014	2013	Change	2014	2013	Change

Net income (GAAP)	$8,164	$5,289	54.4%	$28,004	$32,032	(12.6)%
Income tax expense	4,898	1,607	204.8%	19,623	21,700	(9.6)%
Interest expense	89	119	(25.2)%	370	383	(3.4)%
Depreciation and amortization	5,560	5,372	3.5%	21,387	21,064	1.5%
EBITDA	18,711	12,387	51.1%	69,384	75,179	(7.7)%
Impairment charges	1,202	3,342	(64.0)%	3,687	6,021	(38.8)%
Stock-based compensation	2,707	2,752	(1.6)%	11,053	11,103	(0.5)%
Adjusted EBITDA	$22,620	$18,481	22.4%	$84,124	$92,303	(8.9)%

EBITDA represents net income computed in accordance with generally accepted accounting principles (“GAAP”), plus interest expense, income tax expense, depreciation and amortization expense. Adjusted EBITDA represents EBITDA plus non-cash impairments and stock-based compensation. Insperity management believes EBITDA and adjusted EBITDA are often useful measures of the company’s operating performance, as they allow for additional analysis of the company’s operating results separate from the impact of these items.

	Three Months Ended Dec. 31,			Year Ended Dec. 31,
	2014	2013	Change	2014	2013	Change

Net income (GAAP)	$8,164	$5,289	54.4%	$28,004	$32,032	(12.6)%
Impairment charge, net of tax	751	2,941	(74.5)%	2,317	5,620	(58.8)%
Tax credit	—	(1,982)	(100.0)%	—	(1,982)	(100.0)%
Adjusted net income	$8,915	$6,248	42.7%	$30,321	$35,670	(15.0)%

	Three Months Ended Dec. 31,			Year Ended Dec. 31,
	2014	2013	Change	2014	2013	Change

Diluted net income per share of common stock (GAAP)	$0.27	$0.21	28.6%	$1.05	$1.25	(16.0)%
Impairment charge, net of tax	0.03	0.11	(72.7)%	0.09	0.22	(59.1)%
Impact of dividends exceeding earnings	0.05	—	—	0.05	—	—
Impact of tax credit	—	(0.08)	(100.0)%	—	(0.08)	(100.0)%
Adjusted diluted net income per share of common stock	$0.35	$0.24	45.8%	$1.19	$1.39	(14.4)%

Adjusted net income and adjusted diluted net income per share of common stock represent net income and diluted net income per share computed in accordance with GAAP, excluding the impact of: i) a $2.5 million impairment charge associated with the Employment Screening reporting unit in 2014; ii) a $1.2 million impairment charge related to a revision to our office consolidation plans in 2014; iii) a $3.3 million impairment charge associated with the Expense Management reporting unit in 2013; iv) a $2.7 million impairment charge related to The Receivables Exchange in 2013; and v) a $2.0 million tax credit relating to tax years 2009 - 2012 and recorded in 2013. Under the two-class earnings per share method, the undistributed losses resulting from dividends exceeding net income in 2014 are not allocated to participating securities. Insperity management believes adjusted net income and adjusted diluted net income per share of common stock are useful measures of the company’s operating performance in this period, as they allow for additional analysis of the company’s operating results separate from the impact of these items.

Non-bonus payroll, adjusted operating expenses, EBITDA, adjusted EBITDA, adjusted net income and adjusted diluted net income per share of common stock are not financial measures prepared in accordance with GAAP and may be different from similar measures used by other companies. Non-bonus payroll, adjusted operating expenses, EBITDA, adjusted EBITDA, adjusted net income and adjusted diluted net income per share of common stock should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Insperity includes non-bonus payroll, adjusted operating expenses, EBITDA, adjusted EBITDA, adjusted net income and adjusted diluted net income per share of common stock in this press release because the company believes they are useful to investors in allowing for greater transparency related to the costs incurred under the company’s workers’ compensation program and the company’s operating performance during the periods presented. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in this press release to their most directly comparable GAAP financial measures as provided in the tables above.